SUB-ITEM 77Q1(a)

                                AMENDMENT NO. 1
                                       TO
                     AGREEMENT AND DECLARATION OF TRUST OF
                                AIM STOCK FUNDS

         This Amendment No. 1 to the Agreement and Declaration of Trust of AIM Stock Funds (this "Amendment") amends, effective as of December 10, 2003, the Agreement and Declaration of Trust of AIM Stock Funds (the "Trust") dated as of July 29, 2003, as amended (the "Agreement").

         Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 10, 2003.



                                           By:  /s/ Robert H. Graham
                                                -----------------------------
                                                Name:    Robert H. Graham
                                                Title:   President

                          EXHIBIT 1 TO AMENDMENT NO. 1
                                       TO
                       AGREEMENT AND DECLARATION OF TRUST
                               OF AIM STOCK FUNDS


                                  "SCHEDULE A

                                AIM STOCK FUNDS
                         PORTFOLIOS AND CLASSES THEREOF


PORTFOLIO                                       CLASSES OF EACH PORTFOLIO
---------                                       -------------------------

INVESCO Dynamics Fund                           Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class K Shares
                                                Institutional Class Shares
                                                Investor Class Shares

INVESCO Mid-Cap Growth Fund                     Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class K Shares
                                                Institutional Class Shares

INVESCO Small Company Growth Fund               Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class K Shares
                                                Institutional Class Shares
                                                Investor Class Shares

INVESCO S&P 500 Index Fund                      Institutional Class Shares
                                                Investor Class Shares."